Item 77Q1(d)

Combined Amended and Restated Rule 18f-3 Multi-Class Plan, including Exhibit A, amended as of August 16, 2017. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission on October 31, 2017 (Accession Number 0001193125-17-327307).